EXHIBIT 1.1

Anthem, Inc.

$[    ]

[    ]% Notes Due [    ]

Underwriting Agreement

August     , 2004

Banc of America Securities LLC

9 West 57th Street

New York, NY 10019

Ladies and Gentlemen:

Anthem, Inc., an Indiana corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to Banc of America Securities LLC (“BAS”) an aggregate of $[    ] aggregate principal amount of the Notes specified above (the “Securities”), as described in and on the terms set forth in Schedule I hereto.

1. The Company represents and warrants to, and agrees with BAS that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”) and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (File No. 333-101969), which has become effective, for the registration under the Act of, among other things, the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Act, including all documents incorporated or deemed to be incorporated by reference therein, is hereinafter referred to as the “Registration Statement”. Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement”, and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. In addition, the Company has filed, or will file, with the Commission a final prospectus (the “Base Prospectus”) and the final prospectus supplement (the “Prospectus Supplement”) relating to the offering of the Securities pursuant to Rule 424(b) of the Securities Act, within the applicable time period set forth therein. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement, including all documents incorporated or deemed to be incorporated by reference therein, specifically relating to the Securities, in the form first used by the Underwriters to confirm sales of the

Securities. The term “Preliminary Prospectus” means a prospectus supplement subject to completion specifically relating to the Securities, together with the Base Prospectus. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus Supplement, a Preliminary Prospectus, or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “in,” “contained,” “included” or “stated” in the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus Supplement, a Preliminary Prospectus, or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference therein, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus Supplement, a Preliminary Prospectus, or the Prospectus shall be deemed to mean and include any document subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference therein, as the case may be.

(b) The Registration Statement has been declared effective by the Commission under the Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. Each Preliminary Prospectus and the Prospectus when filed complied in all material respects with the Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by BAS expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been, or will not be, described or filed as required;

(c) No order preventing or suspending the use of any Prospectus has been issued by the Commission, and each Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by BAS expressly for use therein;

(d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by BAS expressly for use therein;

(e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since June 30, 2004, there has not been any (i) material addition, or development involving a prospective material addition, to the Company’s or any of its subsidiaries’ liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of the Company’s Insurance or Healthcare Subsidiaries (as defined below) or material change in the capital stock or other ownership interest of the Company or any of its subsidiaries or any material increase in the long-term debt of the Company and its subsidiaries, considered as a whole (except for increases, if any, incurred in connection with the proposed merger of WellPoint Health Networks Inc. with a subsidiary of the Company (the “WellPoint Merger”); or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles (“GAAP”) basis, as applicable) of the Company and its subsidiaries considered as a whole (“Material Adverse Effect”), otherwise than as set forth or contemplated in the Prospectus;

(f) Each of the Company and each of its Material Subsidiaries (as hereinafter defined) has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for such defects in title that could not reasonably be expected to have a Material Adverse Effect (for purposes of this Agreement, “Material Subsidiary” means, at any time, any subsidiary of the Company which, together with its subsidiaries, has either assets or revenues from operations that exceed 10% of the combined assets or combined revenues from operations, respectively, of the Company and its subsidiaries taken as a whole);

(g) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified and in good standing in any such jurisdiction could not reasonably be expected to have a Material Adverse Effect; and each of the Company’s Material Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of the Company’s Material Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except where the failure to be so qualified and in good standing in any such jurisdiction could not reasonably be expected to have a Material Adverse Effect;

(h) The Company has an authorized capitalization as set forth and described in the Prospectus, and all of the issued shares of capital stock of each of the Company and its Material Subsidiaries have been duly authorized and issued and are fully paid and non-assessable and (except as described in the Prospectus and except for directors’ qualifying shares) all of the shares of capital stock of the Material Subsidiaries are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims;

(i) The Securities to be issued and sold by the Company to BAS hereunder have been duly and validly authorized; at the Time of Delivery, the Securities will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture dated as of December 31, 2002 and any supplement thereto (the “Indenture”) between the Company and The Bank of New York, as Trustee (the “Trustee”), under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

(j) Each of the Company’s subsidiaries that is required to be organized or licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation (each, an “Insurance or Healthcare Subsidiary”) is duly organized and licensed as such in its respective jurisdiction of incorporation and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Prospectus, each Insurance or Healthcare Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications of and from all insurance or healthcare related regulatory authorities and from the Blue Cross Blue Shield Association (“BCBSA”) to conduct its business (collectively, the “Approvals”), except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; each Insurance or Healthcare Subsidiary is in compliance in all material respects with all license agreements with BCBSA currently in effect (each a “BCBS License”) that it is a party to; and, to the knowledge of the Company, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent, except (i) for any such order or decree issued in connection with the WellPoint Merger, unless such order or decree would materially impair the Company’s ability to satisfy its obligations under the Securities or (ii) as described in the Prospectus;

(k) The Company and each of its subsidiaries has made all filings, registrations and declarations (collectively, the “Filings”) with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals and the BCBSA, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations and the BCBSA, and all such Approvals and Filings are in full force and effect, except where the failure to be so could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the

Company or any of its subsidiaries, which in either case could reasonably be expected to have a Material Adverse Effect, except as described in the Prospectus;

(l) The issuance and sale of the Securities by the Company to BAS hereunder and the entry into and compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the BCBS Licenses or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-Laws or similar organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Articles of Incorporation or By-Laws or similar organizational documents of the Company or any of its Material Subsidiaries) individually or in the aggregate, would be either to affect the validity of the Securities, their issuance or to affect adversely the consummation of the transactions contemplated by this Agreement or the Indenture or to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been, prior to the Time of Delivery (as defined below), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by BAS;

(m) Other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(n) Neither the Company nor any of its subsidiaries is (i) in violation of any of its Articles of Incorporation or By-Laws or other organizational instruments, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii), where such default could not reasonably be expected to have a Material Adverse Effect;

(o) The statements set forth in the Prospectus under the caption “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Risk Factors—Our and WellPoint’s investment portfolios are subject to varying economic and market conditions, as well as regulation. As Medicare fiscal intermediaries, we and WellPoint are both subject to complex regulations. If we or WellPoint fail to comply with these regulations, we or WellPoint may be exposed to criminal sanctions and significant civil penalties.”, “Risk Factors—We and WellPoint are using the BCBS names and marks as identifiers for our and WellPoint’s products and services under licenses from the BCBSA. The termination of these license agreements or changes in the terms and conditions of these license agreements could adversely affect our and WellPoint’s business, financial condition and results of operations.” and “Underwriting” and the statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and, with respect to the statements set forth under the captions “Legal Proceedings—Litigation” and “Legal Proceedings—Other Contingencies”, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, if applicable, under the captions “Business—The Blue Cross Blue Shield License”, “Business—Regulation”, “Legal Proceedings—Litigation” and “Legal Proceedings—Other Contingencies”, insofar as they purport to describe the provisions of the laws, documents and proceedings referred to therein, are accurate and complete in all material respects;

(p) (i) The pro forma consolidated statement of income and the pro forma consolidated balance sheet and the related notes thereto set forth in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, have been compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made;

(ii) Each of the consolidated financial statements of the Company and its subsidiaries, and WellPoint Health Networks, Inc. (“WellPoint”) and its subsidiaries together with the related notes and schedules, set forth in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein;

(q) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities, and the application of the proceeds of the sale of the Securities as described in the Prospectus, will be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder;

(r) Ernst & Young LLP, who has certified the consolidated financial statements of the Company and its subsidiaries is an independent registered public accounting firm as required by the Securities Act;

(s) This Agreement has been duly authorized, executed and delivered by the Company;

(t) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act and the rules and regulations of the Commission thereunder; and

(u) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, conformed and will conform in all material respects with the applicable requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Time of Delivery, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to BAS, and BAS agrees to purchase from the Company, at the purchase price set forth in Schedule I, the principal amount of Securities set forth in Schedule I hereto.

3. Upon the authorization by you of the release of the Securities, BAS proposes to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The Securities to be purchased by BAS hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to BAS, against payment by BAS of the purchase price therefor by, (i) delivery of the physical certificate evidencing $190,000,000 principal amount of the Company’s 4.655% Subordinated Debentures due 2006 owned by BAS, and (ii) any additional amount by wire transfer of Federal (same-day) funds to the account specified by the Company to BAS at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of BAS at DTC. The Company will cause the certificates representing the Securities to be made available to BAS for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be the date and time set forth in Schedule I or such other time and date as BAS and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery”.

(b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by BAS pursuant to Section 7(k) hereof, will be delivered at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10019 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking Institutions in New York are generally authorized or obligated by law or executive order to close.

5. The Company agrees with BAS:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use every reasonable effort to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) Prior to 3:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish BAS with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify you and upon your request to prepare and furnish without charge to BAS and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case BAS is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of BAS, to prepare and deliver to BAS as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to security holders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as you may notify the Company, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

(f) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission) that are not otherwise available on EDGAR; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request; provided, that the provision of such additional information shall either not be subject to, or shall be made in reliance upon an exemption from, Regulation FD under the Act;

(g) To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(h) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00

p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(i) No action has been or, prior to the completion of the distribution of the Securities, will be taken by the Company in any jurisdiction outside the United States that would permit a public offering of the Securities, or possession or distribution of the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus issued in connection with the offering of the Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required;

(j) Upon request of BAS, to furnish, or cause to be furnished, to BAS an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by BAS for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(k) During such period beginning on the date hereof and ending on the later of the Time of Delivery or such date, as in the opinion of counsel for BAS, the Prospectus is no longer required by law to be delivered in connection with sales by BAS or a dealer, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

6. The Company covenants and agrees with BAS that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to BAS and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws and insurance securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for BAS in connection with such qualification and in connection with the Blue Sky Memorandum and legal investment surveys; (iv) all fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for BAS in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities certificates; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6, and Sections 7(i), 8 and 10 hereof, BAS will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

7. The obligations of BAS hereunder, as to the Securities to be delivered at the Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Shearman & Sterling LLP, counsel for BAS, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Baker & Daniels, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

(iii) This Agreement has been duly authorized, executed and delivered by the Company;

(iv) The issuance and sale of the Securities by the Company to BAS hereunder, the entry into and compliance by the Company with all provisions of this Agreement and the consummation of the transactions herein contemplated will not result, in any violation of the provisions of (A) the Articles of Incorporation or By-Laws, as amended, of the Company, (B) any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (C) any Federal statute or the laws of the State of Indiana or any rule or regulation known to such counsel of any Indiana or Federal governmental agency or body having jurisdiction over the Company or any of its properties, except, in the case of clauses (B) and (C), as would not, individually or in the aggregate, adversely affect the validity or performance of this Agreement or have a Material Adverse Effect;

(v) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

(vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

(vii) To such counsel’s knowledge, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

(viii) To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Act;

(ix) The statements set forth in the Prospectus under the caption “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Risk Factors—Our and WellPoint’s investment portfolios are subject to varying economic and market conditions, as well as regulation. As Medicare fiscal intermediaries, we and WellPoint are both subject to complex regulations. If we or WellPoint fail to comply with these regulations, we or WellPoint may be exposed to criminal sanctions and significant civil penalties.”, “Risk Factors—We and WellPoint are using the BCBS names and marks as identifiers for our and WellPoint’s products and services under licenses from the BCBSA. The termination of these license agreements or changes in the terms and conditions of the license agreements could adversely affect our and WellPoint’s business, financial condition and results of operations.” and “Underwriting” and the statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 under the captions “Business—The Blue Cross Blue Shield License” and “Business—Regulation” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(x) The Company is not, nor, after giving effect to the offering and sale of the Securities and the application of the proceeds from the sale of the Securities as described in the Prospectus, will be an “investment company”, as such term is defined in the Investment Company Act, and the rules and regulations thereunder;

(xi) To such counsel’s knowledge, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel’s knowledge, and other than as described or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xii) Each document filed by the Company with the Commission pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus, when so filed complied as to form in all material respects with the Exchange Act; and

(xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(c), such counsel shall also state that, they have no reason to believe that the Registration Statement (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana.

(d) David R. Frick, Executive Vice-President and Chief Legal and Administrative Officer of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

(i) Each Material Subsidiary of the Company has been duly organized and is validly existing as a corporation, partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of organization; and all issued shares of capital stock or other ownership interests of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Prospectus and except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of facts upon certificates of officers of the Company or its subsidiaries; provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

(ii) Each of the Company and its Material Subsidiaries has been duly qualified as a foreign corporation, partnership or limited liability company, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing in any such jurisdiction could not reasonably be expected to have a Material Adverse Effect;

(iii) Each Insurance or Healthcare Subsidiary is duly organized and licensed as an insurance, healthcare, HMO or health care management company or holding company in respect thereof in its jurisdiction of incorporation, and is duly licensed or authorized as such in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except where the failure to be so licensed or authorized could not reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Prospectus, each Insurance or Healthcare Subsidiary has all other Approvals of and from all insurance or healthcare related regulatory authorities to conduct its business, except where the failure to have such Approvals could not reasonably be expected to have a Material Adverse Effect; to such counsel’s knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel’s knowledge, no insurance or healthcare related regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance or Healthcare Subsidiary to its parent, except (i) for any such order or decree issued in connection with the WellPoint Merger or (ii) as described in the Prospectus;

(iv) Each of the Company and its Material Subsidiaries has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; to such counsel’s knowledge, all such Approvals and Filings are in full force and effect, except where the failure to be so could not reasonably be expected to have a Material Adverse Effect and neither the Company nor any of its Material Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any such subsidiary, which in either case could reasonably be expected to have a Material Adverse Effect, except as described in the Prospectus;

(v) To such counsel’s knowledge, there is no legal or governmental proceeding pending or, to such counsel’s knowledge and as disclosed to you, currently being threatened challenging the offering of the Securities by BAS;

(vi) None of the Company or any of its subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds of the sale of Securities as described in the Prospectus, will be an “investment company”, as such term is defined in the Investment Company Act, and the rules and regulations thereunder;

(vii) The issuance and sale of the Securities by the Company to BAS hereunder, the entry into and compliance by the Company with all provisions of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any BCBS License, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or which affects the validity, performance or consummation of the transactions contemplated by this Agreement nor will such action result in any violation of the provisions of (x) the Articles of Incorporation or the By-Laws or similar organizational documents, as amended, of the Company or any of its subsidiaries or (y) to such counsel’s knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Articles of Incorporation or the By-Laws of the Company), individually or in the aggregate, would be either to adversely affect the validity or performance of this Agreement or to have a Material Adverse Effect;

(viii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

(ix) To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

(x) The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as applicable, under the captions “Legal Proceedings—Litigation” and “Legal Proceedings—Other Contingencies”, insofar as they purport to describe the provisions of the laws, documents and proceedings referred to therein, are accurate and complete in all material respects;

(xi) Neither the Company nor any of its subsidiaries is (A) in violation of its articles of incorporation or by-laws or similar organizational document or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any BCBS License, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (B), where such default could not reasonably be expected to have a Material Adverse Effect;

(xii) Each of the Company and its Material Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except as such defects in title that could not reasonably be expected to have a Material Adverse Effect; and

(xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 7(d), such counsel shall also state that he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the United States and the State of Indiana.

(e) The Company will furnish BAS with such conformed copies of such opinions, certificates, letters and documents as BAS reasonably request;

(f) On the date of the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, each of Ernst & Young LLP, the independent registered public accounting firm that has audited the consolidated financial statements of the Company, and PricewaterhouseCoopers LLP, the independent registered public accounting firm that has audited the consolidated financial statements of WellPoint, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock of the Company (other than any ordinary course repurchases in accordance with any stock repurchase plan of the Company or issuances in accordance with any stock incentive plan, employee stock purchase plan or similar plans of the Company) or the long-term debt of the Company and its subsidiaries, considered as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of BAS so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities or the financial strength or claims paying ability of the Company or any of its subsidiaries by A.M. Best & Co. or any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Company or any of its subsidiaries;

(i) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of BAS, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of BAS makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus. Any termination pursuant to the occurrence of an event specified in this Section 7(i) shall be without liability on the part of (a) the Company to BAS, except that, in the case of (iii) above the Company shall be obligated to reimburse the expenses of BAS, including fees and disbursements of counsel, pursuant to Sections 6, this Section 7(i) and 10 hereof, or (b) BAS to the Company, except that the provisions of Section 8 shall at all times be effective and shall survive such termination;

(j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of copies of the Prospectus on the New York Business Day next succeeding the date of this Agreement; and

(k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

8. (a) The Company will indemnify and hold harmless BAS against any losses, claims, damages or liabilities, joint or several, to which BAS may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse BAS for any legal or other expenses reasonably incurred by BAS in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by BAS expressly for use therein.

(b) BAS will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by BAS expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and BAS on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and BAS on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and BAS on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by BAS, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or BAS on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and BAS agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), BAS shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which BAS has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls BAS within the meaning of the Act and each broker-dealer affiliate of BAS, and the obligations of BAS under this Section 8 shall be in addition to any liability which BAS may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

9. The respective indemnities, agreements, representations, warranties and other statements of the Company and of BAS, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of BAS or any controlling person of BAS, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

10. If this Agreement shall be terminated and Securities are not delivered by or on behalf of the Company as provided herein, other than as a result of a breach of this Agreement by BAS or termination of this Agreement by BAS pursuant to Section 7(i), other than a termination pursuant to Section 7(i)(iii), the Company will reimburse BAS for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by BAS in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the

Company shall then be under no further liability to BAS except as provided in Sections 6, 7(i) and 8 hereof.

11. All statements, requests, notices and agreements hereunder shall be in writing, and if to BAS shall be delivered or sent by mail or facsimile transmission to Banc of America Securities LLC, 9 West 57th Street, NY1-301-2M-01, New York, New York 10019, Attention: Transaction Management; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal and Administrative Officer. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

12. This Agreement shall be binding upon, and inure solely to the benefit of, BAS and the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or BAS and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from BAS shall be deemed a successor or assign by reason merely of such purchase.

13. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

The Company hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

16. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without BAS imposing any limitation of any kind.

If the foregoing is in accordance with your understanding, please sign and return to the Company five (5) counterparts hereof, and upon the acceptance hereof by you, on behalf of BAS, this letter and such acceptance hereof shall constitute a binding agreement among BAS and the Company.

Very truly yours,

ANTHEM, INC.

By:
Name: Title:

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC

By:
Name: Title:

SCHEDULE I

Title of Securities:   % Notes Due

Aggregate Principal Amount: $

Price to Public:   %

Purchase Price by BAS:    %

Indenture:	Indenture dated as of December 31, 2002 between the Company and The Bank of New York, as Trustee

Maturity: [             ]

Interest Rate:   %

Interest Payment Dates: [            ] and [             ] of each year, commencing on [             ]

Time of Delivery: 9:00 A.M. New York City time, on August   , 2004

Office for Delivery of Securities: The Depository Trust Company

Office for Payment of Securities: The Depository Trust Company

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